                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 7, 1994
                                 Date of Report
                       (Date of Earliest Event Reported)

                            Helmerich & Payne, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                   1-4321                    73-0679879
(State or Other             (Commission                (IRS Employer
Jurisdiction of             File Number)            Identification Number)
Incorporation)


                 1579 East 21st Street, Tulsa, Oklahoma   74114
              (Address of Principal Executive Offices)  (Zip Code)

                                 (918) 742-5531
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

        The Audit Committee of Registrant's Board of Directors on April 5, 1994, approved the dismissal of Arthur Andersen & Co. as Registrant's certifying accountant and on such date appointed Ernst & Young as the Registrant's new certifying accountant. Arthur Andersen & Co. will however complete its review of Registrant's 1992 federal income tax return.

        Arthur Andersen & Co.'s report on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Further, during fiscal years 1992 and 1993 and that portion of fiscal 1994 ending April 5, 1994, there were no disagreements with Arthur Andersen & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        For Registrant's fiscal years 1992 and 1993 through April 5, 1994 of fiscal 1994, there were no reportable events as described in Item
304(a)(1)(v)(A) through (D) of Regulation S-K.

        Registrant has not during fiscal years 1992 and 1993 through April 5, 1994 of fiscal 1994 consulted with Ernst & Young regarding any matters described in Item 304(a)(2) of Regulation S-K.

        Pursuant to Item 304(a)(3), Registrant has attached Arthur Andersen & Co.'s letter dated April 7, 1994 reflecting its agreement with Item 4 of this Form 8-K.

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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS

  On January 18, 1994, the District Court of Harris County, Texas dismissed without prejudice the lawsuit styled Theresa Arceneaux. et al. v. Natural Gas Odorizing, Inc., Case Number 93568602, District Court Harris County, Texas, 165th Judicial District. Prior to dismissal, plaintiffs had sought actual damages of $500 million dollars and punitive damages of $500 billion dollars against Registrant's wholly owned subsidiary, Natural Gas odorizing, Inc.

  Pursuant to NGO's motion, the Harris County District Court on April 5, 1994, held that a substantial number of the fee contracts obtained by plaintiffs' attorneys in this case were obtained in violation of the rules against solicitation set out in the Texas Disciplinary Rules of Professional Conduct and in violation of the Texas Penal Code which prohibits barratry. The Court ordered that plaintiffs' attorneys are jointly and severally liable for payment of $50,000 to NGO to compensate it for reasonable attorney fees and costs incurred in the defense by NGO of this case. In addition, if NGO successfully defends an appeal of this Order, then plaintiffs' attorneys will pay certain additional amounts to NGO as reasonable attorneys' fees up to a maximum of $13,000 if such Order was appealed to the United States Supreme Court.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on

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its behalf by the undersigned hereunto duly authorized.

                                                   HELMERICH  &  PAYNE,  INC.

                                                   By:/s/ STEVEN R. MACKEY
                                                      Steven R. Mackey
                                                      Vice President, Secretary,
                                                        and General Counsel

DATED this 7th day of April, 1994.



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                                     ARTHUR
                                    ANDERSEN


                            ARTHUR ANDERSEN & CO, SC

April 7, 1994                                              Arthur Andersen & Co.

Mr. Walter Schuetz                                         Suite 300
Office of the Chief Accountant                             6450 South Lewis
SECPS Letter File                                          Tulsa OK 74136-1068
Securities & Exchange Commission                           918 747 5571
Mail Stop 9-5
455th Street, NW
Washington, D.C.





Dear Mr. Schuetz:

We have read Item 4 included in the attached Form 8-K dated March 7, 1994 of Helmerich & Payne, Inc. filed with the Securities & Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ ARTHUR ANDERSEN & CO.
ARTHUR ANDERSEN & CO.



CMR